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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 11, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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       Delaware                                             36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte, North Carolina             28255
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       Address of principal executive offices                 (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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      (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

        Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------
   (99)                       Collateral Term Sheets prepared by Banc of America
                              Securities LLC in connection with Banc of  America
                              Mortgage Securities, Inc., Mortgage Pass-Through
                              Certificates, Series 2004-2

                                       -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA MORTGAGE
                                      SECURITIES, INC.

February 11, 2004

                                      By: /s/ Judy Lowman
                                          --------------------------
                                          Judy Lowman
                                          Vice President

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                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
   (99)                 Collateral Term Sheets                       E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Mortgage
                        Securities, Inc., Mortgage Pass-
                        Through Certificates, Series 2004-2

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